QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (708) 349-3300

None

(Former name or former address, if changed since last report.)

Item 9.    Regulation FD Disclosures

        This information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance.

        On April 17, 2003 Andrew Corporation issued a press release regarding financial results for its second quarter of fiscal year 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        After this press release at 8AM Central Time, Andrew Corporation held a conference call and simultaneous webcast in which Ralph E. Faison, Andrew's President and Chief Executive Officer, Charles R. Nicholas, Andrew's Chief Financial Officer and Vice Chairman and Floyd L. English, Andrew's Chairman, made a presentation regarding Andrew's financial results for the second quarter of fiscal year 2003. A copy of the transcript of this conference call presentation is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits.
99.1	Press release dated April 17, 2003
99.2	April 17, 2003 conference call presentation transcript.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: April 17, 2003	By:	/s/ CHARLES R. NICHOLAS Charles R. Nicholas Chief Financial Officer and Vice Chairman

QuickLinks

  Item 9. Regulation FD Disclosures
  Item 7. Financial Statements and Exhibits
SIGNATURE